POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns, Edwin F. Hall and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this day of 30 day of September, 1998.


                                                         /s/ Barbara L. Connor
                                                         ----------------------
                                                             Barbara L. Connor

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns, Edwin F. Hall and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this day of 30 day of September, 1998.

                                                          /s/ Diane B. Gongaware
                                                          ----------------------
                                                              Diane B. Gongaware

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns, Edwin F. Hall and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30 day of September, 1998.


                                                          /s/ Glenn N. Jones
                                                          ---------------------
                                                              Glenn N. Jones

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns, Edwin F. Hall and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this day of 30 day of September, 1998.



                                                          /s/ Phoebe B. Dixon
                                                          ----------------------
                                                              Phoebe B. Dixon

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns, Edwin F. Hall and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30 day of September, 1998.


                                                          /s/ John M. Walker
                                                          ---------------------
                                                              John M. Walker

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Edwin F. Hall and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this day of 30 day of September, 1998.


                                                          /s/ Marie C. Johns
                                                          ---------------------
                                                              Marie C. Johns

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns, Edwin F. Hall and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30 day of September, 1998.


                                                          /s/ Mark J. Mathis
                                                          ---------------------
                                                              Mark J. Mathis

                                POWER OF ATTORNEY


               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns and Edwin F. Hall as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30 day of September, 1998.



                                                         /s/ Neil D. Olson
                                                          ---------------------
                                                             Neil D. Olson

                                POWER OF ATTORNEY

               WHEREAS, Bell Atlantic - Washington, D.C., Inc., a New York corporation (hereinafter referred to as the "Company"), proposes to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended, (i) a registration statement on Form S-3 with respect to the issuance and sale of up to $40,000,000 aggregate principal amount of debt securities of the Company and (ii) a post-effective amendment to registration statement No. 33-53234 on Form S-3 with respect to the issuance and sale of up to $60,000,000 aggregate principal amount of debt securities of the Company;

               NOW, THEREFORE, the undersigned hereby appoints each of Marie C. Johns and Neil D. Olson as attorney for the undersigned for the purpose of executing and filing such registration statement and post-effective amendment and any amendment or amendments thereto or other necessary documents, hereby giving to each said attorney full authority to perform all acts necessary thereto as fully as the undersigned could do if personally present, and hereby ratifying all that said attorney may lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 30 day of September, 1998.



                                                   /s/ Edwin F. Hall
                                                   --------------------------
                                                       Edwin F. Hall